SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               September 11, 2003
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                Primary PDC, Inc.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                        1-4085                04-1734655
---------------------------------   ----------------------   -----------------
 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                 1265 Main Street, Waltham, Massachusetts 02451
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                  781-386-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                              POLAROID CORPORATION
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

As previously reported to the Commission, on October 12, 2001, Polaroid Corporation and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Court") in Wilmington, Delaware.

On September 11, 2003, Primary PDC, Inc., formerly known as Polaroid Corporation (the "Company"), and its U.S. subsidiaries filed with the Court a Disclosure Statement with Respect to Third Amended Joint Plan of Reorganization of Primary PDC, Inc. (f/k/a Polaroid Corporation) and its Debtor Subsidiaries and the Official Committee of Unsecured Creditors, a copy of which is attached hereto as
Exhibit 99.1.

Item 7(c).  Exhibits

Exhibit 99.1 Disclosure Statement with Respect to Third Amended Joint Plan of Reorganization of Primary PDC, Inc. (f/k/a Polaroid Corporation) and its Debtor Subsidiaries and the Official Committee of Unsecured Creditors

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              PRIMARY PDC, INC.
                                                                 (Registrant)


                                                     By: /s/ Kevin Pond
                                                         -----------------------
                                                         Kevin Pond
                                                         President

Dated: September 29, 2003

                                  EXHIBIT INDEX

Exhibit Number

Exhibit 99.1 Disclosure Statement with Respect to Third Amended Joint Plan of Reorganization of Primary PDC, Inc. (f/k/a Polaroid Corporation) and its Debtor Subsidiaries and the Official Committee of Unsecured Creditors